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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
of Books-A-Million, Inc.


         We hereby consent to the inclusion in this Registration Statement on Form S-8 of our report dated March 17, 1998 appearing on page F-1 of the Books-A-Million, Inc. Annual Report on Form 10-K for the year ended January 31, 1998. We also consent to the references to our firm in the Registration Statement.

                                              Arthur Andersen, LLP


                                              /s/ Arthur Andersen, LLP
                                              ---------------------------------
                                              Arthur Andersen, LLP
                                              June 19, 1998